UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number  811-21869
Highland Credit Strategies Fund
(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)
James D. Dondero
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: December 31
Date of reporting period: June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
Highland Credit Strategies Fund
Semi-Annual Report
June 30, 2008

TABLE OF CONTENTS

Portfolio Manager’s Letter	1
Fund Profile	5
Financial Statements	6
Investment Portfolio	7
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	22
Additional Information	30
Important Information About This Report	33
Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

PORTFOLIO MANAGERS’ LETTER
Highland Credit Strategies Fund
Dear Shareholders:
We are pleased to provide you with our report for Highland Credit Strategies Fund (the “Fund”) for the six months ended June 30, 2008.
PERFORMANCE OVERVIEW
On June 30, 2008, the net asset value of the Fund was $14.44 per share, as compared to $17.99 on December 31, 2007. On June 30, 2008, the closing market price of the Fund’s shares on the New York Stock Exchange (ticker symbol “HCF”) was $13.38 per share, as compared to $15.82 on December 31, 2007. During the six months ended June 30, 2008, the Fund declared distributions to common shareholders of $.90 per share.
The total return on the Fund’s per share market price, assuming reinvestment of distributions, for the six months ended June 30, 2008, was approximately –9.8%. The total return on the Fund’s net assets, assuming reinvestment of distributions, was approximately –13.8% for the six months ended June 30, 2008. The total return on the Fund’s net assets, assuming reinvestment of distributions but excluding the dilution associated with the rights offering, was approximately –7.26%.
FUND DATA
As of June 30, 2008, and December 31, 2007, the Fund’s investment portfolio, exclusive of cash and cash equivalents, was allocated as follows:

June 30, 2008[1]	December 31, 2007

As of June 30, 2008, the weighted average spread over the 3-month London Interbank Offered Rate (“LIBOR”) on the Fund’s senior loans (also called bank loans, leveraged loans, syndicated loans or floating rate loans) was approximately 3.9% and the weighted average coupon on the corporate notes and bonds (also called high yield bonds) was approximately 12.6%. With the 3-month LIBOR finishing the second quarter at approximately 2.7%, the weighted average coupon on loans held in the Fund’s portfolio was approximately 6.6%2. As of June 30, 2008, the Fund’s portfolio was comprised of approximately 75.6% in senior loans, 11.5% in corporate notes and bonds, 4.1% in equity interests, 4.6% in senior loan derivative and 4.2% in asset-backed securities. At June 30, 2008, the weighted average yield and weighted average cost of the Fund’s debt investments was approximately 8.4% and 89.4% of par value, respectively.
As of June 30, 2008, the Fund had leverage in the amount of approximately 32.1%. The Fund may use leverage constituting indebtedness in an aggregate amount up to 33 1/3% of the Fund’s total assets (including the proceeds from the leverage), the maximum amount allowable under the Investment Company Act of 1940, as amended. The use of financial leverage involves significant risks.

[1]	Par assets are assets purchased above 95% of par. Stressed assets are assets purchased for between 95% of par and 80% of par. Distressed assets are assets purchased for less than 80% of par.

[2]	Actual weighted average coupon is different as 1) not all loans in the Fund’s portfolio use LIBOR as their reference rate and 2) the reference rate for each loan resets at different times.
Semi-Annual Report | 1

PORTFOLIO MANAGERS’ LETTER
Highland Credit Strategies Fund
MARKET REVIEW – 2008 THROUGH JUNE 30
The investment environment in the markets for leveraged loans and high yield bonds over the six months ended June 30, 2008, can be separated into two distinct periods. During the first quarter, the environment was weak, with new issue volume reaching new lows for both markets. Liquidity was sapped from the loan and bond secondary markets driving down prices, as measured by Standard and Poor’s/Loan Syndication Trading Association (“S&P/LSTA”).
The first quarter of 2008 got off to a rough start with the leveraged loan market experiencing its worst one quarter loss ever, as measured by the S&P/LSTA Index - down 5.75%. The high yield bond market performed better but was still down 2.89% for the quarter as measured by the Credit Suisse High Yield Index (the “CS HY Index”)3. In our shareholder letter included in the 2007 annual report, we noted the causes of the re-pricing beginning in July 2007 included a re-pricing of structured products as a result of the sub-prime crisis and a backlog of new issuance. In the first quarter of 2008, the pressure on liquidity in the market intensified as several highly levered structured products unwound and dumped their inventory of leveraged loans on the market, further depressing prices in the secondary markets. This drop in prices triggered another round of margin calls on financing facilities causing more selling of assets into an already depressed market with few buyers. The drop in LIBOR, the reference rate used by most bank loans, which typically closely tracks the federal funds rate, did not help as it lowered the overall yield on leveraged loans. This vicious cycle was finally broken in late February as non-traditional buyers stepped into the market realizing the severity of the overselling and seeing good bargains available as the yield on leveraged loans began to look attractive versus other asset classes even with LIBOR declining. From December 31, 2007, to March 31, 2008, the S&P/LSTA Index fell from 94.4% of par to 87.1% of par, or a 730 bps drop in three months. Along the way it hit a low point of 86.3% of par on February 13, 2008, 810 bps below the year end reading. The high yield bond market decreased over the same period, falling from 94.1% of par at December 31, 2007, to 89.4% of par at March 31, 2008, as measured by the CS HY Index. As of June 30, 2008, the S&P/LSTA Index closed at 90.21% of par and the CS HY Index closed at 89.4% of par, or unchanged from March 31.
After the technical dislocation experienced in the leveraged loan market beginning in July 2007, the Fund’s board approved a rights offering (the “Offering”) whereby the Fund issued current shareholders of record on

[3]	CS HY Index is an index tracked by Credit Suisse designed to mirror the investible universe of the US dollar denominated high yield debt market.
2 | Semi-Annual Report

PORTFOLIO MANAGERS’ LETTER
Highland Credit Strategies Fund
December 21, 2007, the right to acquire 1 share of stock for each 3 shares owned at that time. On January 18, 2008, the Offering was completed and 11,535,615 shares were issued at $12.85 per share for gross proceeds of approximately $148 million. The net proceeds were used to purchase predominantly loans the investment adviser felt were mispriced as a result of the technical pressures in the broader leveraged loan market. The events of the first quarter allowed us to deploy the new capital at a lower average cost than the Fund originally predicted.
The Federal Reserve’s reducing the federal funds rate and using its discount window creatively began to pay off in the second quarter. The markets were also buoyed by the bailout of Bear Stearns orchestrated by the Federal Reserve and guaranteeing some $29 billion of Bear Stearns’ most toxic liabilities. Whereas non-traditional buyers stepping into the credit markets in late February and March seemed to stabilize the market, the Federal Reserve’s actions seemed to give it the shot in the arm it needed to move back up. In April, the leveraged loan market was up 3.70%, its single largest one month gain ever, as measured by the S&P/LSTA Index. The high yield bond market was up an even higher 3.93%, as measured by the CS HY Index.
As a result of the Offering, the Fund’s asset mix migrated more heavily toward leveraged loans while less was allocated toward high yield bonds. A surprising occurrence during the first four months of 2008 was that high yield bonds outperformed leveraged loans. Typically during a credit crunch and times of economic stress, capital will migrate toward quality or up the capital structure, where loans typically have a superior claim on collateral because of their senior secured status. This credit cycle has been different in that respect. As measured by the CS HY Index for high yield bonds and the S&P/LSTA Index for leveraged loans, high yield bonds outperformed leveraged loans in the first quarter of 2008 –2.89% to –5.75%. This anomaly reversed in the second quarter, as leveraged loans outperformed high yield bonds 4.94% to 1.81%.
In summary, it has been a volatile six months in the credit markets. The first three months saw large losses in both the leveraged loan and high yield bond markets. On the leveraged loan side, the first quarter had the largest one quarter loss ever followed by the largest one month gain ever. The market has also seen a role reversal between leveraged loans and high yield bonds in the first quarter where bonds outperformed loans despite the typical superior secured status of loans. In our opinion, this was driven mainly by a larger technical phenomenon in the loan market during the first four months, where investors were chasing higher yields in the bond markets, that has since reversed.
MARKET OUTLOOK – REMAINDER OF 2008
We believe the technical factors that plagued the markets through the first quarter have been largely resolved although some significant issues remain. In the second half of 2008, we believe fundamentals will begin to prevail. We are seeing evidence of this with leveraged loans beginning to outperform high yield bonds in May and June. As the economy continues to weaken, inflation rises, the stimulus from tax rebate checks wanes and a recession takes root, more companies’ earnings and cash flow will be affected. We believe this will drive more companies to default on their debt or seek covenant relief in the form of amendments, forbearances, etc. Regardless, it appears that the second half of 2008 is shaping up to be difficult. However, in our opinion, there is hope that the recent actions of the Federal Reserve, Treasury Department and Congress may avert a deep and prolonged recession.
Investors should be mindful of the recoverability of their debt investments in a recession. In our opinion, the senior status of the loan asset class within the capital structure makes these assets attractive during a downturn in the economy. From 1987 to 2006 leveraged loans on average recovered 70.0% versus 27.0% on bonds4. This is the primary reason the Fund’s allocation in bonds has decreased from 22% to 12%, net of short positions. The Fund has the ability to hedge its positions and has undertaken to do so with positions that hedge the Fund’s high yield exposure. Although we are generally negative on the high yield asset class in the current macro-economic environment, we believe the high yield market has been oversold along with the leveraged loan market and through diligent credit analysis, proper asset selection and the proper weighting within the portfolio, there is money to be made in this asset class over the long-term. In the short-term, the Fund has attempted to hedge short-term losses until the specific names in the high yield bond asset class the Fund has selected recover.

[4]	Moody’s “Corporate Default and Recover Rates, 1920-2006” dated February 2007.
Semi-Annual Report | 3

PORTFOLIO MANAGERS’ LETTER
Highland Credit Strategies Fund
Thank you for your continued participation in Highland Credit Strategies Fund. We look forward to serving your future investment needs.

Kurt Plumer	Brad Borud	Mark Okada
Portfolio Manager	Portfolio Manager	Portfolio Manager
Kurt Plumer and Mark Okada have been portfolio managers of Highland Credit Strategies Fund since its inception on June 29, 2006. Brad Borud has been a portfolio manager of Highland Credit Strategies Fund since April 1, 2008.
Past performance does not guarantee future results. Performance during the time period shown is limited and may not reflect the performance in different economic and market cycles. There can be no assurance that similar performance will be experienced. Annualized total return is calculated by PNC Global Investment Servicing (U.S.), Inc. The calculation assumes reinvestment of distributions and other income.
Investing in closed-end funds involve certain risks. The risks involved in a particular fund will depend on the securities held in that fund:
•	Market Risk - Refers to general stock market fluctuations. The value of any security can rise or fall and when liquidated, may be worth more or less than the original investment.

•	Price Risk - Refers to the fact that shares of closed-end funds frequently trade at a discount from their net asset value.

•	Interest Rate Risk - The risk that a rise in interest rates will cause the value of an investment to decline.

•	Credit Risk - Refers to an issuer’s ability to meet its obligation to make interest and principal payments.

•	Leverage Risk - The risk of higher share price volatility as leverage magnifies both gains and losses.

•	Lack of Diversification Risk- A non-diversified fund may be subject to greater price volatility or adversely affected by the performance of the securities in a particular sector. In addition, it may be more susceptible to any single economic, political, or regulatory occurrence than the holdings of an investment company that is more broadly diversified.
4 | Semi-Annual Report

FUND PROFILE
Highland Credit Strategies Fund
Objective
     The Fund seeks to provide both current income and capital appreciation.
Total Net Assets of Common Shares as of June 30, 2008
     $665.2 million
Portfolio Data as of June 30, 2008
The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.
Quality Breakdown as of 6/30/08 (%)*

A	0.3
Baa	2.9
Ba	17.2
B	30.1
Caa	29.8
Ca	0.9
NR	18.8
Top 5 Sectors as of 6/30/08 (%)*

Healthcare	20.2
Gaming/Leisure	12.0
Housing	11.9
Diversified Media	10.3
Financial	9.4
Top 10 Holdings as of 6/30/08 (%)*

SMG H5 Property Ltd. (Foreign Denominated Senior Loans)	3.0
HCA, Inc. (Senior Loans)	2.6
HUB International Holdings, Inc. (Corporate Notes and Bonds)	2.4
Pacific Clarion LLC (Senior Loans)	2.2
Lake at Las Vegas Joint Venture (Senior Loans)	1.9
Broadstripe (Senior Loans)	1.8
Nielsen Finance LLC (Senior Loans)	1.8
Ford Motor Co. (Senior Loans)	1.8
Digicel Group Ltd. (Corporate Notes and Bonds)	1.8
Realogy Corp. (Corporate Notes and Bonds)	1.7

*	Quality is calculated as a percentage of total senior loans, notes and bonds. Sectors and holdings are calculated as a percentage of net assets applicable to common shareholders.
Semi-Annual Report | 5

FINANCIAL STATEMENTS

June 30, 2008	Highland Credit Strategies Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and common share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per common share is calculated by dividing net assets by the number of common shares outstanding as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statements of Changes in Net Assets	These statements detail how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of common shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
6 | Semi-Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2008 (unaudited)	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
Senior Loans (a) - 88.4%

AEROSPACE - 3.6%
	AWAS Capital, Inc.
1,927,717	Second Lien Term Loan, 8.81%, 03/15/13	1,657,837
	Delta Airlines, Inc.
7,620,155	Term Loan Equipment Notes, 6.20%, 09/29/12	5,943,721
	DTN, Inc.
1,905,018	Tranche C Term Loan, 5.72%, 03/10/13	1,847,867
	IAP Worldwide Services, Inc.
2,736,859	First Lien Term Loan, 8.25%, 12/30/12	2,273,865
2,005,500	Second Lien Term Loan, 10.50%, 06/18/13	1,380,466
	Northwest Airlines, Inc.
11,930,000	Term Loan, 4.48%, 08/21/13	9,114,520
	United Air Lines, Inc.
2,500,000	Tranche B Loan, 4.59%, 01/31/14	1,842,200

		24,060,476

BROADCASTING - 2.5%
	ComCorp Broadcasting, Inc.
923,626	Revolving Loan, 9.10%, 10/02/12 (b) (c) (d)	896,749
11,309,712	Term Loan, 8.75%, 04/02/13 (b) (d)	10,980,599
	Univision Communications, Inc.
4,623,000	Second Lien Term Loan, 4.88%, 03/25/09	4,459,762

		16,337,110

CABLE/WIRELESS VIDEO - 3.5%
	Charter Communications Operating, LLC
4,982,481	Replacement Term Loan, 4.90%, 03/06/14	4,389,865
	Insight Midwest Holdings, LLC
5,400,000	Term Loan B, 4.69%, 08/12/14	5,211,864
	Broadstripe
14,179,349	First Lien Term Loan, 9.61%, 06/30/11 (b) (d)	12,406,930
1,428,203	Revolver, 9.81%, 06/30/11 (b) (d)	1,298,237

		23,306,896

CHEMICALS - 2.4%
	Ferro Corp.
1,633,461	Term Loan, PIK, 5.62%, 06/06/12	1,561,997
	Solutia, Inc.
3,000,000	Bridge Loan, 02/28/15 (e) (f) (g)	2,958,750
4,975,000	Term Loan, 8.50%, 02/28/14	4,855,103
	Tronox Worldwide LLC
7,200,000	Revolver, 11/29/10 (e)	6,842,304

		16,218,154

CONSUMER DURABLES - 0.3%
	Rexair LLC
2,333,389	First Lien Term Loan, 6.98%, 06/30/10	2,100,050

CONSUMER NON-DURABLES - 1.9%
	Spectrum Brands, Inc.
8,790,450	Dollar Term B Loan, 6.63%, 03/30/13	8,402,263
374,078	Letter of Credit, 2.31%, 03/30/13	357,559
	Totes Isotoner Corp.
4,962,312	First Lien Term Loan, 6.09%, 01/31/13	4,093,907

		12,853,729

DIVERSIFIED MEDIA - 7.3%
	Clarke American Corp.
1,980,000	Tranche B Term Loan, 5.20%, 06/30/14	1,684,643
	Endurance Business Media, Inc.
3,000,000	Second Lien Term Loan, 9.64%, 01/26/14	2,370,000
	Metro-Goldwyn-Mayer, Inc.
10,275,810	Tranche B Term Loan, 5.95%, 04/06/12	8,433,871
1,000,000	Tranche B Term Loan, 8.11%, 04/06/12	820,750
2,962,500	Tranche B-1 Term Loan, 5.95%, 04/08/12	2,424,332
	Nielsen Finance LLC
12,904,423	Dollar Term Loan, 4.73%, 08/09/13	12,044,214
	Penton Media, Inc.
10,000,000	Second Lien Term Loan, 7.90%, 02/01/14	7,300,000
	Tribune Co.
7,885,038	Initial Tranche B Advance, 5.48%, 05/17/14	6,022,198
7,466,667	Tranche X Advance, 5.48%, 05/30/09	7,169,344

		48,269,352

ENERGY - 2.7%
	Alon USA Energy, Inc.
216,202	Edington Facility, 4.90%, 06/22/13	183,772
1,729,620	Paramount Facility, 4.69%, 06/22/13	1,470,177
	Resolute Aneth LLC
3,500,000	Second Lien Term Loan, 06/26/13 (e)	3,062,500
	Targa Resources, Inc.
1,512,772	Synthetic Letter of Credit Loan, 4.71%, 10/31/12	1,478,433
2,655,816	Term Loan, 4.65%, 10/31/12	2,595,529
	Venoco, Inc.
9,500,000	Second Lien Loan, 6.69%, 09/20/11	9,191,250

		17,981,661

See accompanying Notes to Financial Statements. | 7

INVESTMENT PORTFOLIO (continued)

As of June 30, 2008 (unaudited)	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

FINANCIAL - 0.4%
	Penhall Holding Company
3,000,000	Term Loan, PIK, 04/01/12 (e)	2,670,000

FOOD/TOBACCO - 0.8%
	DS Waters of America, Inc.
1,858,889	Term Loan, 4.63%, 10/27/12	1,738,061
	PBM Holdings, Inc.
1,830,839	Term Loan, 4.89%, 09/27/12	1,693,526
1,965,000	Restaurant Co., The Term Loan, 8.14%, 05/03/13	1,694,813

		5,126,400

FOREST PRODUCTS/CONTAINERS - 1.0%
	Boise Paper Holdings LLC
2,500,000	Second Lien Term Loan, 11.00%, 02/23/15	2,412,500
	Verso Paper Finance Holdings LLC
4,928,000	Term Loan, 8.71%, 02/01/13	4,484,480

		6,896,980

GAMING/LEISURE - 10.0%
	Drake Hotel Acquisition
6,041,285	B Note 1, 12.90%, 04/01/09	6,041,285
	Fontainebleau Florida Hotel LLC
10,000,000	Tranche C Term Loan, 8.79%, 06/06/12	8,625,000
	Fontainebleau Las Vegas LLC
1,333,333	Initial Term Loan, 5.92%, 06/06/14	1,150,000
	Ginn LA Conduit Lender, Inc.
2,358,201	First Lien Tranche A Credit-Linked Deposit, 4.73%, 06/08/11	1,089,206
5,055,125	First Lien Tranche B Term Loan, 6.20%, 06/08/11	2,334,861
	Green Valley Ranch Gaming LLC
1,565,452	New Term Loan, 4.65%, 02/16/14	1,339,448
	Kuilima Resort Co.
7,439,660	First Lien Term Loan, 11.50%, 09/30/10 (h)	6,644,509
	Lake at Las Vegas Joint Venture
12,500,000	Additional Term Loan, 12.25%, 06/20/12	12,500,000
1,000,000	New Term Loan, 12.25%, 02/20/12	1,000,000
4,304,936	Revolving Loan Credit-Linked Deposit Account, 5.10%, 06/20/12 (e) (h)	1,025,995
34,996,444	Term Loan, 16.35%, 06/20/12 (e) (h)	7,909,402
	WAICCS Las Vegas 3 LLC
6,000,000	First Lien Term Loan, 5.95%, 02/01/09	5,550,000
7,000,000	Second Lien Term Loan, 12.90%, 02/01/09	6,475,000
	Wimar Landco, LLC
5,000,000	Term Loan, 4.95%, 07/03/08 (h)	4,715,650

		66,400,356

HEALTHCARE - 12.6%
	Alliance Imaging, Inc.
8,435,311	Tranche C1 Term Loan, 5.40%, 12/29/11	8,224,429
	Aveta, Inc.
7,358,383	MMM Original Term Loan, 08/22/11 (e)	6,997,822
960,837	NAMM New Term Loan, 08/22/11 (e)	913,756
1,731,384	NAMM Original Term Loan, 08/22/11 (e)	1,646,546
167,510	NAMM PHMC Acquisition Term Loan, 08/22/11 (e)	159,302
6,030,363	PHMC Acquisition Term Loan, 08/22/11 (e)	5,734,875
	CCS Medical, Inc.
9,652,983	First Lien Term Loan, 5.93%, 09/30/12	8,269,421
	Danish Holdco A/S
2,500,000	Facility D, 6.44%, 11/24/16	1,562,500
3,195,751	Mezzanine Facility, PIK, 10.20%, 05/01/17	1,837,557
	Golden Gate National Senior Care LLC
4,000,000	Second Lien Term Loan, 10.13%, 09/14/11	3,740,000
	HCA, Inc.
18,560,594	Tranche A Term Loan, 4.70%, 11/19/12	2,755,101
18,560,594	Tranche B Term Loan, 4.95%, 01/21/13	17,461,807
	LifeCare Holdings
2,969,466	Term Loan, 6.95%, 08/11/12	2,642,824
	Mylan, Inc.
6,965,000	U.S. Tranche B Term Loan, 5.85%, 10/02/14	6,894,375
	Nyco Holdings 3 ApS
445,783	Facility A1, 12/29/13 (e)	383,533
1,843,543	Facility A2, 12/29/13 (e)	1,586,111
71,783	Facility A3, 12/29/13 (e)	61,759
45,727	Facility A4, 12/29/13 (e)	39,342
323,325	Facility A5, 12/29/13 (e)	278,176
	Talecris Biotherapeutics Holdings Corp.	.
8,977,215	First Lien Term Loan, 6.18%, 12/06/13 (e)	8,303,924
	Triumph Healthcare Second Holdings LLC
4,500,000	Second Lien Term Loan, 10.39%, 07/28/14	4,320,000

		83,813,160

HOUSING - 7.4%
	Custom Building Products, Inc.
4,749,199	First Lien Term Loan, 6.88%, 10/20/11	4,155,549
1,625,000	Second Lien Term Loan, 9.72%, 04/20/12	1,316,250
8 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2008 (unaudited)	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)
HOUSING (continued)
	LNR Property Corp.
8,800,000	Initial Tranche B Term Loan, 6.03%, 07/12/11	7,441,544
	MPH Mezzanine II, LLC
6,000,000	Mezzanine 2B, 7.48%, 02/09/08 (b) (h)	—
	MPH Mezzanine III, LLC
4,000,000	Mezzanine 3, 8.48%, 02/09/08 (b) (h)	—
	November 2005 Land Investors LLC
2,500,000	Second Lien Term Loan, 10.63%, 04/24/12	750,000
	Pacific Clarion LLC
14,851,719	Term Loan, 15.00%, 01/23/09 (b) (f)	14,594,785
	Roofing Supply Group LLC
3,865,135	First Lien Term Loan, 7.70%, 08/31/13	2,367,395
	Universal Buildings Products, Inc.
1,225,509	Term Loan, 5.91%, 04/28/12	977,344
	Westgate Investments LLC
7,913,695	Senior Secured Loan, PIK, 13.00%, 09/25/10 (f)	7,992,832
1,740,500	Senior Unsecured Loan, PIK, 18.00%, 08/03/12	1,749,203
3,098,063	Term Loan, 30.00%, 09/25/10 (b)	3,098,063
4,969,715	Third Lien Term Loan, 06/30/15 (e) (f)	4,969,715

		49,412,680

INFORMATION TECHNOLOGY - 3.3%
	Infor Enterprise Solutions Holdings, Inc.
2,681,714	Delayed Draw Term Loan, 6.45%, 07/30/12	2,323,035
3,000,000	Dollar Tranche B-1, Second Lien Term Commitment, 10.33%, 07/28/12	1,987,500
5,178,286	Initial US Term Facility, 6.45%, 07/30/12	4,485,690
2,566,667	Second Lien Delayed Draw Term Loan, 11.08%, 03/02/14	1,771,000
4,433,333	Second Lien Term Loan, 11.08%, 03/02/14	3,136,583
	Secure Computing Corp.
1,222,222	Term Loan, 5.70%, 08/31/13	1,158,056
	Serena Software, Inc.
1,706,667	Term Loan, 4.68%, 03/11/13	1,565,867
	Verint Systems, Inc.
6,000,000	Term Loan, 5.87%, 05/25/14	5,392,500

		21,820,231

MANUFACTURING - 3.6%
	Acument Global Technologies, Inc.
7,862,462	Term Loan, 6.20%, 08/11/13	7,390,715
	Generac Acquisition Corp.
1,666,667	Second Lien Term Loan, 10.70%, 05/06/14	1,211,100
	Hunter Defense Technologies, Inc.
1,000,000	First Lien Term B Loan, 5.95%, 08/13/14	910,000
	Matinvest 2 SAS / Butterfly Wendal US, Inc.
2,217,563	B-2 Facility, 5.38%, 06/22/14	2,045,702
2,217,563	C-2 Facility, 5.63%, 06/22/15	2,056,789
	Matinvest 2 SAS / Deutsche Connector
1,068,533	Mezzanine A USD Facility, 12.43%, 06/22/16	961,679
	Maxum Petroleum, Inc.
5,870,151	Term Loan, 8.87%, 09/18/13	5,694,046
	Metrologic Instruments, Inc.
2,000,000	Second Lien Term Loan, 8.95%, 12/21/13	1,980,000
	United Central Industrial Supply Co., LLC
1,568,944	Term Loan, 5.26%, 03/31/12	1,482,652

		23,732,683

METALS/MINERALS - 1.2%
	Euramax International Holdings B.V.
1,326,316	Second Lien European Loan, 10.73%, 06/29/13	948,316
	Euramax International, Inc.
2,753,611	Domestic Term Loan, 8.00%, 06/29/12	2,478,249
6,673,684	Second Lien Domestic Term Loan, 10.73%, 06/29/13	4,704,947

		8,131,512

RETAIL - 3.4%
	Blockbuster, Inc.
13,703	Tranche B Term Loan, 7.45%, 08/20/11	13,013
	Burlington Coat Factory Warehouse Corp.
9,680,028	Term Loan, 4.90%, 05/28/13	8,038,876
	CSK Auto, Inc.
2,947,892	Term Loan, 9.75%, 06/30/12	2,933,153
	Home Interiors & Gifts, Inc.
7,223,706	Initial Term Loan, 10.36%, 03/31/11 (h)	1,986,519
	Spirit Finance Corp.
3,000,000	Term Loan, 5.87%, 08/01/13	2,299,980
1,960,000	Sports Authority, Inc., The Term Loan B, 4.95%, 05/03/13	1,607,200
	Toys “R” Us
5,970,149	Tranche B Term Loan, 6.97%, 07/19/12	5,779,881

		22,658,622

SERVICE - 5.1%
	Cydcor, Inc.
9,687,500	First Lien Tranche B Term Loan, 9.00%, 02/05/13	9,106,250
3,000,000	Second Lien Tranche B Term Loan, 12.00%, 02/05/14	2,820,000
	NES Rentals Holdings, Inc.
7,765,705	Second Lien Permanent Term Loan, 9.63%, 07/20/13	6,076,664
	Orbitz Worldwide, Inc.
1,130,011	Term Loan, 5.68%, 07/25/14	935,084
See accompanying Notes to Financial Statements. | 9

INVESTMENT PORTFOLIO (continued)

As of June 30, 2008 (unaudited)	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)
SERVICE (continued)
	Sabre, Inc.
3,359,038	Initial Term Loan, 4.69%, 09/30/14	2,768,418
	Safety-Kleen Systems, Inc.
1,627,119	Synthetic Letter of Credit, 2.50%, 08/02/13	1,537,627
6,143,729	Term Loan B, 5.00%, 08/02/13	5,805,824
	Valleycrest Cos., LLC
4,987,406	New Term Loan, 4.68%, 10/04/13	4,563,476

		33,613,343

TELECOMMUNICATIONS - 1.6%
	Level 3 Financing, Inc.
3,000,000	Term Loan, 4.89%, 03/13/14	2,757,180
	PaeTec Holding Corp.
4,073,671	Replacement Term Loan, 4.88%, 02/26/13	3,926,000
	Sorenson Communications, Inc.
1,708,605	Tranche C Term Loan, 5.20%, 08/16/13	1,638,142
	Stratos Global Corp./Stratos Funding LP
1,175,000	Term B Facility, 5.45%, 02/13/12	1,117,719
	Time Warner Telecom Holdings Inc.
985,000	Term Loan B, 4.39%, 01/07/13	948,988

		10,388,029

TRANSPORTATION - AUTOMOTIVE - 4.5%
	BST Safety Textiles Acquisition GMBH
2,662,000	Second Lien Facility, 11.78%, 06/30/09	1,929,950
	Delphi Corp.
6,352,997	Initial Tranche C Loan DIP, 8.50%, 12/31/08	6,081,851
647,003	Subsequent Tranche C Loan DIP, 8.50%, 12/31/08	619,389
	Ford Motor Co.
14,775,000	Term Loan, 5.48%, 12/13/13	11,965,977
	Lear Corp.
4,925,135	First Lien Term Loan B, 5.25%, 04/25/12	4,544,028
	Motor Coach Industries International, Inc.
5,790,662	Second Lien Loan, PIK, 11.13%, 12/01/08 (h)	4,835,203

		29,976,398

TRANSPORTATION - LAND TRANSPORTATION - 0.8%
	New Century Transportation, Inc.
1,921,669	Term Loan, 7.64%, 08/14/12	1,441,252
	SIRVA Worldwide, Inc.
624,587	Revolving Credit Loan (Exit Finance), 10.50%, 05/12/12 (c)	621,464
2,458,090	Second Lien Term Loan, 9.50%, 05/15/15	2,015,634
1,357,877	Term Loan (Exit Finance), 10.00%, 05/12/12 (b)	1,357,877

		5,436,227

UTILITY - 6.9%
	ANP Funding I, LLC
2,888,889	Tranche A Term Loan, 6.18%, 07/29/10	2,865,778
	Boston Generating LLC
6,964,646	First Lien Term Loan, 4.95%, 12/20/13	6,547,743
	Coleto Creek Power, LP
382,166	First Lien Synthetic Letter of Credit, 4.73%, 06/28/13	348,008
5,422,446	First Lien Term Loan, 5.45%, 06/28/13	4,937,787
4,900,000	Second Lien Term Loan, 6.70%, 06/28/13	4,238,500
	Entegra TC LLC
9,063,281	Third Lien Term Loan, PIK, 8.70%, 10/19/15 (e)	7,998,345
	GBGH LLC
4,974,616	First Lien Advance, 11.75%, 08/07/13	4,875,123
5,478,811	Second Lien Advance, PIK, 11.00%, 08/07/14 (b)	3,486,715
	Infrastrux Group, Inc.
1,970,558	Closing Date Term Loan, PIK, 6.88%, 11/03/12	1,822,766
	Mach Gen LLC
8,479,238	Term C Loan, PIK, 10.14%, 02/22/15	8,256,658
	NRG Energy, Inc.
571,650	Term Loan, 4.20%, 02/01/13	544,073

		45,921,496

WIRELESS COMMUNICATIONS - 1.6%
	American Messaging Services, Inc.
1,103,324	Senior Secured Note, 8.88%, 09/30/08	1,108,840
	Clearwire Corp.
9,925,000	Term Loan, 8.68%, 07/03/12	9,569,288

		10,678,128

	Total Senior Loans (Cost $674,288,652)	587,803,673

Principal Amount
Foreign Denominated Senior Loans (a) - 9.1%

AUSTRALIA - 3.0%
AUD
	SMG H5 Property Ltd.
22,940,476	Facility A Term Loan, 10.50%, 12/22/13 (g)	20,217,034

FRANCE - 2.8%
EUR
	Ypso Holding SA
2,012,048	Eur B Acq 1 Facility, 6.89%, 03/02/15	2,593,377
3,282,814	Eur B Acq 2 Facility, 6.89%, 03/02/15	4,231,298
5,213,674	Eur B Recap 1 Facility, 6.89%, 03/03/15	6,720,029
1,389,750	Eur C Acq Facility, 7.14%, 12/31/15	1,817,383
2,610,250	Eur C Recap Facility, 7.14%, 12/31/15	3,413,435

		18,775,522

10 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2008 (unaudited)	Highland Credit Strategies Fund

Principal Amount		Value ($)
Foreign Denominated Senior Loans (continued)

NETHERLANDS - 1.2%
EUR
	Amsterdamse Beheer- En Consultingmaatschappij B.V. Casema
2,500,000	Kabelcom B Term Loan Facility, 6.88%, 09/12/14	3,815,818
2,500,000	Kabelcom C Term Loan Facility, 7.38%, 09/12/15	3,820,703

		7,636,521

SWEDEN - 0.7%
SEK
	Nordic Cable Acquisition Co., AB
15,333,333	Facility B2 Com Hen Comm, 7.03%, 01/31/14	2,340,880
14,666,667	Facility C2 Com Hen, 7.16%, 01/31/15	2,252,293

		4,593,173

UNITED KINGDOM - 1.4%
GBP
	Mobileserv Ltd.
2,764,925	Facility B, 7.85%, 09/22/14	4,381,115
3,250,000	Facility C, 8.60%, 09/22/15	5,189,251

		9,570,366

	Total Foreign Denominated Senior Loans (Cost $59,152,405)	60,792,616

Principal Amount ($)
Asset-Backed Securities (i) - 5.2%
	AB CLO, Ltd.
2,000,000	Series 2007-1A, Class C, 4.56%, 04/15/21 (j)	1,295,640
	ACA CLO, Ltd.
2,000,000	Series 2007-1A, Class D, 5.06%, 06/15/22 (j)	1,203,800
	Babson CLO, Ltd.
1,000,000	Series 2007-2A, Class D, 4.41%, 04/15/21 (j)	612,150
	Bluemountain CLO, Ltd.
1,000,000	Series 2007-3A, Class D, 4.21%, 03/17/21 (j)	592,500
	Cent CDO, Ltd.
2,000,000	Series 2007-15A, Class C, 4.94%, 03/11/21 (j)	1,266,000
	Columbus Nova CLO, Ltd.
2,000,000	Series 2007- 1A, Class D, 4.07%, 05/16/19 (j)	1,240,000
	Commercial Industrial Finance Corp.
1,000,000	Series 2006-1BA, Class B2L, 6.80%, 12/22/20	497,344
1,000,000	Series 2006-2A, Class B2L, 6.68%, 03/01/21 (j)	457,978
	Cornerstone CLO, Ltd.
2,500,000	Series 2007-1A, Class C, 5.11%, 07/15/21 (j)	1,551,500
	Goldman Sachs Asset Management CLO PLC
1,000,000	Series 2007-1A, Class D, 5.62%, 08/01/22 (j)	664,100
1,000,000	Series 2007-1A, Class E, 7.87%, 08/02/22 (j)	588,500
	Greywolf CLO, Ltd
1,000,000	Series 2007-1A, Class D, 4.22%, 02/18/21 (j)	598,932
1,000,000	Series 2007-1A, Class E, 6.67%, 02/18/21 (j)	476,500
	GSC Partners CDO Fund, Ltd.
1,000,000	Series 2007-8A, Class C, 4.19%, 04/17/21 (j)	539,200
	Gulf Stream Sextant CLO, Ltd.
1,000,000	Series 2007-1A, Class D, 5.21%, 06/17/21 (j)	626,900
	Hillmark Funding
2,000,000	Series 2006-1A, Class C, 4.38%, 05/21/21 (j)	1,300,000
1,000,000	Series 2006-1A, Class D, 6.28%, 05/21/21 (j)	548,900
	Inwood Park CDO, Ltd.
1,000,000	Series 2006-1A, Class C, 3.52%, 01/20/21 (j)	730,900
1,000,000	Series 2006-1A, Class D, 4.22%, 01/20/21 (j)	662,900
	Limerock CLO
2,000,000	Series 2007-1A, Class D, 6.27%, 04/24/23 (j)	1,010,000
	Madison Park Funding Ltd.
2,000,000	Series 2007-5A, Class C, 4.09%, 02/26/21 (j)	1,181,800
1,500,000	Series 2007-5A, Class D, 6.14%, 02/26/21 (j)	793,950
	Marquette US/European CLO, PLC
1,000,000	Series 2006-1A, Class D1, 4.46%, 07/15/20 (j)	676,100
	Navigator CDO, Ltd.
1,000,000	Series 2006-2A, Class D, 6.30%, 09/20/20 (j)	623,000
	Ocean Trails CLO
1,000,000	Series 2006-1A, Class D, 6.46%, 10/12/20 (j)	558,320
2,500,000	Series 2007-2A, Class C, 5.06%, 06/27/22 (j)	1,476,250
	PPM Grayhawk CLO, Ltd.
1,000,000	Series 2007-1A, Class C, 4.13%, 04/18/21 (j)	645,300
1,150,000	Series 2007-1A, Class D, 6.33%, 04/18/21 (j)	616,285
	Primus CLO, Ltd.
3,000,000	Series 2007-2A, Class D, 5.11%, 07/15/21 (j)	2,050,800
2,000,000	Series 2007-2A, Class E, 7.46%, 07/15/21 (j)	1,279,800
	Rampart CLO, Ltd.
2,000,000	Series 2006-1A, Class C, 4.18%, 04/18/21 (j)	1,223,200
	St. James River CLO, Ltd.
1,000,000	Series 2007-1A, Class E, 6.99%, 06/11/21 (j)	634,400
	Stanfield Daytona CLO, Ltd.
1,200,000	Series 2007-1A, Class B1L, 4.26%, 04/27/21 (j)	708,480
See accompanying Notes to Financial Statements. | 11

INVESTMENT PORTFOLIO (continued)

As of June 30, 2008 (unaudited)	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
Asset-Backed Securities (continued)
	Stanfield McLaren CLO, Ltd.
4,000,000	Series 2007-1A, Class B1L, 5.04%, 02/27/21 (j)	2,618,356
	Stone Tower CLO, Ltd.
2,000,000	Series 2007-6A, Class C, 4.07%, 04/17/21 (j)	1,160,000
	Venture CDO, Ltd.
2,000,000	Series 2007-9A, Class D, 6.86%, 10/12/21 (j)	1,508,000
	Westbrook CLO, Ltd.
1,000,000	Series 2006-1A, Class D, 4.50%, 12/20/20 (j)	600,781

	Total Asset-Backed Securities (Cost $39,352,816)	34,818,566

Principal Amount ($)
Foreign Asset-Backed Securities (i) - 0.7%
IRELAND - 0.7%
EUR
	Static Loan Funding
2,000,000	Series 2007-1X, Class D, 8.90%, 07/31/17	2,519,616
2,000,000	Series 2007-1X, Class E, 11.40%, 07/31/17	2,342,839

	Total Foreign Asset-Backed Securities (Cost $5,528,434)	4,862,455

Principal Amount ($)
Corporate Notes and Bonds - 31.0%
AEROSPACE - 0.0%
	Delta Airlines, Inc.
5,000,000	8.00%, 06/30/23 (h)	84,500

BROADCASTING - 0.9%
	Univision Communications, Inc.
6,750,000	9.75%, 03/15/15 (j)	4,995,000
	Young Broadcasting, Inc.
1,315,000	10.00%, 03/01/11	742,975

		5,737,975

CABLE/WIRELESS VIDEO - 1.7%
	CCH I Holdings LLC
1,250,000	9.92%, 04/01/14	706,250
3,375,000	10.00%, 05/15/14	1,906,875
2,500,000	11.75%, 05/15/14	1,537,500
	CCH I LLC
8,358,000	11.00%, 10/01/15	6,237,158
	Charter Communications, Inc., Convertible
2,634,000	6.50%, 10/01/27	1,237,980

		11,625,763

CHEMICALS - 0.1%
	Georgia Gulf Corp.
1,000,000	9.50%, 10/15/14	752,500

CONSUMER NON-DURABLES - 1.9%
	Ames True Temper, Inc.
3,000,000	6.71%, 01/15/12 (i)	2,595,000
	Solo Cup Co.
11,065,000	8.50%, 02/15/14	9,737,200

		12,332,200

ENERGY - 0.6%
	Energy XXI Gulf Coast, Inc.
4,150,000	10.00%, 06/15/13	3,880,250

FINANCIAL - 2.6%
	HUB International Holdings, Inc.
19,200,000	10.25%, 06/15/15 (j)	15,840,000
	Penhall International, Corp.
2,000,000	12.00%, 08/01/14 (j)	1,510,000

		17,350,000

FOOD/TOBACCO - 1.3%
	Chiquita Brands International, Inc.
3,000,000	7.50%, 11/01/14	2,460,000
5,000,000	8.88%, 12/01/15	4,400,000
	Pinnacle Foods Group, Inc.
2,500,000	10.63%, 04/01/17	2,012,500

		8,872,500

GAMING/LEISURE - 1.5%
	Tropicana Entertainment LLC
20,974,000	9.63%, 12/15/14 (h)	10,067,520

HEALTHCARE - 7.3%
	Argatroban Royalty Sub LLC
9,227,681	18.50%, 09/21/14 (j)	9,273,819
	Azithromicin Royalty Sub LLC
10,000,000	16.00%, 05/15/19 (j)	10,050,000
6,496,522	Celtic Pharma Phinco B.V. PIK, 17.00%, 06/15/12 (j)	6,529,005
	Cinacalcet Royalty Sub LLC
371,434	8.00%, 03/30/17 (j)	412,292
	Fosamprenavir Pharma
5,000,000	15.50%, 06/15/18 (j)	5,025,000
	HCA, Inc.
4,500,000	6.30%, 10/01/12	4,061,250
3,000,000	8.36%, 04/15/24	2,568,456
	LifeCare Holdings
5,000,000	9.25%, 08/15/13	2,825,000
	TCD Pharma
7,500,000	16.00%, 04/15/24 (j)	7,537,500

		48,282,322

HOUSING - 4.3%
	K.Hovnanian Enterprsies
2,000,000	11.50%, 05/01/13 (j)	2,085,000
	Nortek, Inc.
4,000,000	10.00%, 12/01/13 (j)	3,840,000
	Realogy Corp.
11,000,000	10.50%, 04/15/14	7,700,000
5,500,000	11.00%, 04/15/14	3,272,500
23,000,000	12.38%, 04/15/15	11,385,000

		28,282,500

12 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2008 (unaudited)	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
Corporate Notes and Bonds (continued)

INFORMATION TECHNOLOGY - 2.3%

	Freescale Semiconductor, Inc.
3,000,000	9.13%, 12/15/14	2,347,500
3,800,000	10.13%, 12/15/16	2,916,500
	MagnaChip Semiconductor
8,000,000	6.03%, 12/15/11 (i)	5,440,000
	NXP BV/NXP Funding LLC
2,000,000	5.46%, 10/15/13 (i)	1,767,500
	Spansion LLC
5,000,000	11.25%, 01/15/16 (j)	3,125,000

		15,596,500

RETAIL - 3.2%

	Blockbuster, Inc.
11,500,000	9.00%, 09/01/12	9,458,750
	Claire’s Stores, Inc.
8,250,000	10.50%, 06/01/17	3,403,125
	Dollar General Corp.
8,500,000	10.63%, 07/15/15	8,457,500

		21,319,375

TRANSPORTATION — AUTOMOTIVE - 1.2%

	American Tire Distributors Holdings, Inc.
5,000,000	8.95%, 04/01/12 (i)	4,600,000
	Delphi Corp.
3,933,000	6.55%, 06/15/06 (h)	865,260
8,334,000	7.13%, 05/01/29 (h)	1,791,810
3,367,000	6.50%, 05/01/09 (h)	732,323
200,000	6.50%, 08/15/13 (h)	42,750

		8,032,143

WIRELESS COMMUNICATIONS - 2.1%

	Alltel Corp.
2,000,000	7.88%, 07/01/32	2,040,000
	Digicel Group, Ltd.
12,454,000	9.13%, 01/15/15 (j)	11,784,598

		13,824,598

	Total Corporate Notes and Bonds (Cost $239,609,362)	206,040,646

Claims - 0.0%

AEROSPACE - 0.0%

	Delta Airlines, Inc.
581,794	Delta ALPA Claim, 12/31/10	11,275
	Northwest Airlines, Inc.
2,000,000	ALPA Trade Claim, 08/21/13	17,500
3,551,000	Flight Attendant Claim, 08/21/13	31,071
2,107,500	IAM Trade Claim, 08/21/13	18,441
2,341,500	Retiree Claim, 08/21/13	20,488

	Total Claims (Cost $2,535,114)	98,775

Shares		Value ($)
Common Stocks - 5.1%

AEROSPACE - 0.1%

123,023	Northwest Airlines Corp. (k)	819,333

BROADCASTING - 0.2%

357,343	Gray Television, Inc.	1,025,574
121,072	Gray Television, Inc., Class A	544,824

		1,570,398

ENERGY - 0.1%

17,100	Helix Energy Solutions Group, Inc. (k)	712,044

FINANCIAL - 0.4%

120,000	Hatteras Financial Corp.	2,758,800

FOREST PRODUCTS/CONTAINERS - 0.3%

563,258	Graphic Packaging Corp. (k)	1,137,781
81,516	Louisiana-Pacific Corp.	692,071

		1,829,852

GAMING/LEISURE - 0.6%

111,988	Penn National Gaming, Inc. (k)	3,600,414

HEALTHCARE - 0.4%

36,858	Teva Pharmaceutical Industries Ltd., SP ADR	1,688,096
13,237	WellPoint, Inc. (k)	630,875

		2,318,971

HOUSING - 0.3%

77,300	Owens Corning, Inc. (k)	1,758,572
8	Westgate Investments LLC, Class B-1 (k)	—

		1,758,572

INFORMATION TECHNOLOGY - 0.6%

227,200	Nvidia Corp. (k)	4,253,184

RETAIL - 0.1%

47,400	Bare Essentials Beauty, Inc. (k)	887,802

SERVICE - 0.5%

136,990	Safety-Kleen Systems, Inc. (k)	3,013,780

TELECOMMUNICATIONS - 0.6%

753,981	Communications Corp. of America (b) (k)	3,679,427

TRANSPORTATION — AUTOMOTIVE - 0.0%

1,544,148	Delphi Corp. (k)	112,723

TRANSPORTATION — LAND TRANSPORTATION - 0.1%

11,922	SIRVA Worldwide, Inc. (b)	934,103

See accompanying Notes to Financial Statements. | 13

INVESTMENT PORTFOLIO (continued)

As of June 30, 2008 (unaudited)	Highland Credit Strategies Fund

Shares		Value ($)
Common Stocks (continued)

UTILITY - 0.4%

81,194	Entegra TC LLC	2,801,194

WIRELESS COMMUNICATIONS - 0.4%

225,000	ICO Global Communications Holding Ltd. (k)	733,500
554,527	ICO Global Communications Holdings Ltd. (Restricted) (k)	1,807,758

		2,541,258

	Total Common Stocks (Cost $44,142,178)	33,591,855

Units
Warrants (k) - 0.0%

20,000	Clearwire Corp., expires 08/15/10	2,375
	IAP Worldwide Services, Inc.
49,317	Series A, expires 06/12/15	—
14,444	Series B, expires 06/12/15	—
7,312	Series C, expires 06/12/15	—

	Total Warrants (Cost $—)	2,375

Total Investments - 139.5%		928,010,961

(cost of $1,064,608,961) (l)

Other Assets & Liabilities, Net - (39.5)%		(262,783,422)

Net Assets applicable to Common Shareholders - 100.0%		$665,227,539

The amount of $26,338,806 in cash was segregated with the brokers to cover investments sold short outstanding as of June 30, 2008 and is included in “Other Assets & Liabilities, Net”:
Short Sales - 2.6%
DEBT SECURITIES - 0.8%

Principal Amount ($)
HOUSING - 0.6%

	Nortek, Inc.
6,000,000	8.50%, 09/01/14	3,870,000

RETAIL - 0.2%

	Bon-Ton Department Stores, Inc.
2,000,000	10.25%, 03/15/14	1,322,500

EQUITY SECURITIES - 1.8%

Shares
CHEMICALS - 0.2%

18,075	Eastman Chemical Co.	1,244,645

CONSUMER NON-DURABLES - 0.4%

147,059	Helen of Troy Ltd. (m)	2,370,591

MANUFACTURING - 0.4%

37,110	Mohawk Industries, Inc. (m)	2,378,751

RETAIL - 0.6%

49,995	AutoNation, Inc. (m)	500,950
80,974	Ethan Allen Interiors, Inc.	1,991,960
109,300	Foot Locker, Inc.	1,360,785

		3,853,695

TRANSPORTATION — AUTOMOTIVE - 0.4%

65,499	Harley-Davidson, Inc.	2,374,994

	Total Investments sold short (Proceeds $19,126,336)	$17,415,176

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. (Unless otherwise identified by footnote (f), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. The rate shown represents the weighted average rate at June 30, 2008. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $52,733,485, or 7.9% of net assets, were fair valued as of June 30, 2008.

(c)	Senior Loan assets have additional unfunded loan commitments. See Note 9.

(d)	Affiliated Issuer See Note 10.

(e)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(f)	Fixed rate senior loan.

(g)	Loans on participation. See Note 6.

(h)	The issuer is in default of its payment obligation. Income is not being accrued.

(i)	Floating rate asset. The interest rate shown reflects the rate in effect at June 30, 2008.

(j)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2008, these securities amounted to $77,500,820 or 11.7% of net assets.

(k)	Non-income producing security.

(l)	Cost for U.S. Federal income tax purposes is $1,064,608,961.

(m)	No dividend payable on security sold short.

AUD	Australian Dollar

EUR	Euro Currency

GBP	Great Britain Pound

SEK	Swedish Kronor

ADR	American Depositary Receipt

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

DIP	Debtor-in-Possession

PIK	Payment-in-Kind

SP ADR	Sponsored American Depositary Receipt
14 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2008 (unaudited)	Highland Credit Strategies Fund
Foreign Denominated Senior Loans
Industry Concentration Table:
(% of Total Net Assets)

Cable/Wireless Video	4.0%
Diversified Media	3.0%
Wireless Communications	1.4%
Telecommunications	0.7%

Total	9.1%

Forward foreign currency contracts outstanding as of June 30, 2008 were as follows:

		Principal
Contracts		Amount		Net
to Buy or		Covered by		Unrealized
to Sell	Currency	Contracts	Expiration	Depreciation

Sell	EUR	10,500,000	08/01/08	$(997,841)
Sell	EUR	11,099,800	11/28/08	(54,410)
Sell	GBP	3,200,000	08/07/08	(173,821)
Sell	GBP	2,034,100	11/28/08	(42,579)

				$(1,268,651)

See accompanying Notes to Financial Statements. | 15

INVESTMENT PORTFOLIO (continued)

As of June 30, 2008 (unaudited)	Highland Credit Strategies Fund
Credit Default Swap Agreement outstanding as of June 30, 2008:

						Unrealized
	Referenced	Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation/
Counterparty	Obligation	Protection	Rate	Date	Amount	(Depreciation)
Lehman Commercial	NRG Energy, Inc.,	Sell (1)	1.85%	12/20/2008	$5,000,000	$(21,459)
Paper, Inc.	7.25% due 02/01/14
Goldman Sachs	CDX.NA.HY.9	Buy (2)	(3.75%)	12/20/2012	47,421,000	(1,564,419)
Credit Partners L.P.
Lehman Commercial	CDX.NA.HY.9	Buy (2)	(3.75%)	12/20/2012	21,879,000	(718,078)
Paper, Inc.
Lehman Commercial	CDX.NA.HY.9	Buy (2)	(3.75%)	03/20/2013	2,500,000	58,315
Paper, Inc.
Credit Suisse First	Capital One Financial	Buy (1)	(3.85%)	09/20/2013	10,000,000	0
Boston	Corp., 6.25% due 11/15/13
Morgan Stanley	Capital One Financial	Buy (1)	(3.90%)	09/20/2013	10,000,000	0
Senior Funding, Inc.	Corp., 6.25% due 11/15/13
Lehman Commercial	Tyson Foods, Inc.,	Buy (1)	(2.20%)	09/20/2013	5,000,000	143,581
Paper, Inc.	6.60% due 04/01/16
Lehman Commercial	Fortune Brands, Inc.,	Buy (1)	(1.75%)	03/20/2015	1,000,000	34,254
Paper, Inc.	5.38% due 01/15/16
Lehman Commercial	McClatchy Co.,	Buy (1)	(8.30%)	03/20/2015	1,500,000	6,041
Paper, Inc.	7.13% due 06/01/11
Lehman Commercial	McClatchy Co.,	Buy (1)	(8.30%)	03/20/2015	3,500,000	14,095
Paper, Inc.	7.13% due 06/01/11
Total						(2,047,670)

(1)	If the Fund is the buyer/seller of protection and a credit default event occurs, as defined under the terms of that particular swap agreement, the Fund will receive/pay from/to the seller/buyer of the protection, an amount up to the notional value of the swap and, in certain instances, will deliver/receive the underlying security to the seller/from the buyer.

(2)	If a credit event occurs as defined under the terms of the Credit Default Swap Index (“CDX”), the reference obligation that defaults drops out of the CDX and the CDX is quoted without the obligation until the next series of the CDX is issued.
The amount of $39,276,131 in cash was segregated with the custodian to cover the following total return swaps outstanding at June 30, 2008:

			Unrealized
Swap Name	Expiration Date	Notional Amount	Depreciation

Barclays Total Return Swaps	05/24/2010	$161,620,555	$(16,180,277)
Energy Transfer Equity LP	06/22/2009	2,253,750	(79,500)

		$163,874,305	$(16,259,777)

16 | See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2008 (unaudited)	Highland Credit Strategies Fund

($)
Assets:
Investments:
Unaffiliated issuers, at value (cost $1,037,040,264)	902,428,446
Affiliated issuers, at value ($27,568,697) (Note 10)	25,582,515

Total investments, at value (cost $1,064,608,961)	928,010,961
Cash	7,706,612
Restricted cash (Note 2)	66,061,053
Securities covering shorts	3,369,838
Receivable for:
Investments sold	65,489,276
Derivatives	12,209,277
Dividends and interest receivable	17,694,960
Other assets	20,153

Total assets	1,100,562,130

Liabilities:
Notes payable (Note 7)	315,000,000
Securities sold short, at value (Proceeds $19,126,336)	17,415,176
Dividends payable on securities sold short	15,873
Net discount and unrealized depreciation on unfunded transactions (Note 9)	2,528,181
Net unrealized depreciation on forward foreign currency contracts	1,268,651
Net unrealized depreciation on credit default swaps	2,047,670
Net unrealized depreciation on senior loan based derivatives	16,259,777
Payables for:
Interest payable on swaps	131,553
Investments purchased	78,766,860
Investment advisory fee payable (Note 4)	807,606
Administration fee (Note 4)	161,521
Trustees’ fees (Note 4)	16,739
Interest expense (Note 7)	774,726
Accrued expenses and other liabilities	140,258

Total liabilities	435,334,591

Net Assets Applicable To Common Shares	665,227,539

Composition of Net Assets:
Par value of common shares (Note 1)	46,056
Paid-in capital in excess of par value of common shares	801,367,770
Undistributed net investment income	11,942,714
Accumulated net realized gain/(loss) from investments, short positions, swaps and foreign currency transactions	8,149,120
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, short positions, forward currency contracts, swaps and translation of assets and liabilities denominated in foreign currency	(156,278,121)

Net Assets Applicable to Common Shares	665,227,539

Common Shares:
Net assets	665,227,539
Shares outstanding (unlimited authorization)	46,056,165
Net asset value per share (Net assets/shares outstanding)	14.44
See accompanying Notes to Financial Statements. | 17

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008 (unaudited)	Highland Credit Strategies Fund

($)
Investment Income:
Interest from unaffiliated issuers	45,914,824
Interest from affiliated issuers (Note 10)	1,103,132
Dividends	143,160

Total investment income	47,161,116

Expenses:
Investment advisory fees (Note 4)	4,598,469
Administration fees (Note 4)	919,694
Accounting service fees	224,219
Transfer agent fee	15,805
Professional fees	108,849
Trustees’ fees (Note 4)	34,618
Custodian fees	39,281
Registration fees	31,910
Reports to shareholders	58,230
Merger expenses (Note 13)	465,003
Other expenses	280,719

Net operating expenses	6,776,797

Interest expense (Note 7)	5,064,028
Dividends on securities sold short	395,812

Net expenses	12,236,637

Net investment income	34,924,479

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	6,091,383
Net realized gain/(loss) on investments from affiliated issuers (Note 10)	1,466
Net realized gain/(loss) on short positions	(18,488)
Net realized gain/(loss) on swaps	4,100,273
Net realized gain/(loss) on foreign currency transactions	(3,399,390)
Net change in unrealized appreciation/(depreciation) on investments	(90,398,270)
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	(895,174)
Net change in unrealized appreciation/(depreciation) on short positions	1,313,135
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	6,607
Net change in unrealized appreciation/(depreciation) on swaps and senior loan based derivatives	(11,937,120)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	702,900

Net realized and unrealized gain/(loss) on investments	(94,432,678)

Net decrease in net assets applicable to common shareholders, from operations	(59,508,199)

18 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Highland Credit Strategies Fund

	Six Months
	Ended
	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007
	($)	($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment income	34,924,479	59,104,689
Net realized gain/(loss) on investments, short positions, swaps, senior loan based derivatives and foreign currency transactions	6,775,244	17,606,118
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, short positions, forward foreign currency contracts, swaps, senior loan based derivatives, and translation of assets and liabilities denominated in foreign currency	(101,207,922)	(81,472,559)

Net change in net assets from operations	(59,508,199)	(4,761,752)

Distributions Declared to Common Shareholders
From net investment income	(30,627,350)	(56,955,142)
From capital gains	(9,338,531)	(10,356,165)

Total distributions declared to common shareholders	(39,965,881)	(67,311,307)

Share Transactions from Common Shares
Subscriptions	143,623,458	—
Distributions reinvested	—	187,383

Net increase from share transactions from common shares	143,623,458	187,383

Total increase (decrease) in net assets from common shares	44,149,378	(71,885,676)

Net Assets Applicable to Common Shares
Beginning of period	621,078,161	692,963,837

End of period (including undistributed net investment income of $11,942,714 and $7,645,585, respectively)	665,227,539	621,078,161

Change in Common Shares
Subscriptions	11,535,615	—
Issued for distributions reinvested	—	9,195

Net increase in common shares	11,535,615	9,195
See accompanying Notes to Financial Statements. | 19

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2008 (unaudited)	Highland Credit Strategies Fund

($)
Cash Flows Provided by Operating Activities
Net investment income	34,924,479

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(415,755,041)
Proceeds from disposition of investment securities	244,243,326
Increase in receivable for investments sold	(95,460,291)
Increase in restricted cash	(26,799,462)
Increase in interest and fees receivable	(4,543,988)
Increase in receivable for swap and senior loan based derivative agreements (a)	(7,054,171)
Decrease in other assets	21,330
Increase in securities sold short	12,991,424
Increase in payable for investments purchased	101,032,153
Net amortization/(accretion) of premium/(discount)	(2,615,126)
Decrease in mark-to-market on realized and unrealized gain/(loss) on foreign currency	(2,696,490)
Increase in unrealized appreciation/(depreciation) on securities sold short	1,294,647
Decrease in interest payable	(371,733)
Increase in dividends payable on securities sold short	15,873
Increase in payables to related parties	86,948
Increase in other expenses and liabilities	76,073

Net cash and foreign currency used by operating activities	(160,610,049)

Cash Flows Used by Financing Activities
Increase in notes payable	67,000,000
Proceeds from shares sold	143,623,458
Distributions paid in cash	(45,143,963)

Net cash flow provided by financing activities	165,479,495

Net increase in cash and foreign currency	4,869,446

Cash and Foreign Currency
Beginning of the period	2,837,166
End of the period	7,706,612

(a)	Includes realized gain/(loss) on swaps and senior loan based derivatives.
20 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Credit Strategies Fund
Selected data for a share outstanding throughout each period is as follows:

	For the Six		For the	For the
	Months Ended		Year Ended	Year Ended
	6/30/2008		December 31,	December 31,
Common Shares Per Share Operating Performance:	(Unaudited)		2007	2006(a)
Net Asset Value, Beginning of Period	$17.99		$20.08	$19.06

Income from Investment Operations:
Net investment income	0.71		1.71	0.71
Net realized and unrealized gain/(loss) on investments	(2.45)		(1.85)	0.91

Total from investment operations	(1.74)		(0.14)	1.62
Less Distributions Declared to Common Shareholders:
From net investment income	(0.67)		(1.65)	(0.60)
From net realized gains	(0.23)		(0.30)	—

Total distributions declared to common shareholders	(0.90)		(1.95)	(0.60)

Dilutive impact of rights offering	(0.91)		—	—

Net Asset Value, End of Period	$14.44		$17.99	$20.08
Market Value, End of Period	$13.38		$15.82	$21.16
Market Value Total Return(c)	(9.77	)%(b)	(17.05)%	9.06	%(b)

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$665,228		$621,078	$692,964

Common Share Information at End of Period:
Ratios based on average net assets of common shares:
Net operating expenses	2.03%		1.87%	1.53%
Interest expenses	1.51%		2.16%	1.03%
Dividend income from short positions	0.12%		0.03%	N/A
Net expenses	3.66%		4.06%	2.56%
Net investment income	10.44%		8.64%	7.37%
Ratios based on managed net assets of common shares:
Net operating expenses	1.47%		1.36%	1.31%
Interest expenses	1.10%		1.58%	0.89%
Dividend income from short positions	0.09%		0.02%	N/A
Net expenses	2.66%		2.96%	2.20%
Net investment income	7.59%		6.31%	6.33%

Portfolio turnover rate	26.78	%(b)	66.49%	45.95	% (b)

(a)	Highland Credit Strategies Fund commenced investment operations on June 29, 2006.

(b)	Not annualized.

(c)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend reinvestment plan.
See accompanying Notes to Financial Statements. | 21

NOTES TO FINANCIAL STATEMENTS (unaudited)

June 30, 2008	Highland Credit Strategies Fund
Note 1. Organization and Operations
Highland Credit Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006.
Investment Objective
The Fund seeks to provide both current income and capital appreciation.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Fund Valuation
The net asset value of the Fund’s Common Shares is calculated no less frequently than on the last business day of each week and month. The net asset value is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the number of Common Shares outstanding.
Security Valuation
In computing the Fund’s net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day will be valued by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources.
If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund’s net asset value), such securities are valued at their fair value, as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith in accordance with procedures approved by the Board. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ value as determined in accordance with procedures approved by the Board instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurement,” which is effective for financial statements issued for fiscal years beginning after November 15, 2007. FAS 157 defines how fair value should be determined for financial reporting purposes, establishes a framework for measuring fair value under GAAP, and requires additional disclosures about the use of fair value measurements, but it is not expected to result in any changes to the fair value measurements of the Fund’s investments. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on net assets.
The Fund has adopted FAS 157 as of January 1, 2008. The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have any material effect on the Fund’s net asset value. However, the adoption of FAS 157 does require the Fund to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Fund’s periodic filings. The three levels of the fair value hierarchy established under FAS 157 are described below:
Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 — Quoted prices for similar instruments in active
22  |  Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2008	Highland Credit Strategies Fund
markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of June 30, 2008 is as follows:

Investments in Securities
(Market Value)	Total	Level 1		Level 2	Level 3
Portfolio Investments	$928,010,961	$21,355,594		$787,352,193	$119,303,174
Investments sold short	(17,415,176)	(12,222,676	)*	(5,192,500)**	—

Total	$910,595,785	$9,132,918		$782,159,693	$119,303,174

Other Financial Instrument (Unrealized Appreciation/ (Depreciation)) ***
Forward Foreign Currency Contracts	$(1,268,651)	$—		$(1,268,651)	$—
Credit Default Swap Trades	(2,047,670)	—		(2,047,670)	—
Senior Loan Based Derivative	(16,259,777)	$—		(16,259,777)	—

Total	$(19,576,098)	$—		$(19,576,098)	$—

*	Equity Investments sold short

**	Debt Investments sold short

***	Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the investment.
The Fund did not have any liabilities that were measured at fair value on a recurring basis at June 30, 2008.
The following table presents our assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2007 and at June 30, 2008.

Assets at Fair Value using unobservable inputs (Level 3)	Portfolio Investments
Balance as of December 31, 2007	$28,539,096
Transfers in/(out) of Level 3	62,340,267
Net amortization/(accretion) of premium/(discount)	(27,326)
Net realized gains/(losses)	280
Net unrealized gains/(losses)	(21,833,291)
Net purchases and sales	50,284,148

Balance as of June 30, 2008	$119,303,174

The $21,833,291 of net unrealized losses presented in the table above relate to investments that are still held at June 30, 2008, and the Fund presents these unrealized losses on the Statement of Operations as “Net change in unrealized appreciation/(depreciation) on investments”.
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the six months ended June 30, 2008, $53,656,929 of the Fund’s portfolio investments were transferred from Level 2 to Level 3.
Semi-Annual Report  |  23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2008	Highland Credit Strategies Fund
Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Foreign Currency
Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Short Equity and Bond Sales
A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. Cash of $26,338,806 held as collateral for short sales is included in restricted cash on the Statement of Assets and Liabilities. Of this restricted cash, $6,144,707 is held with the custodian and 20,194,099 is held with the broker.
The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets.
Credit Default Swap Index
The Fund has entered into a transaction using the CDX Index (the“Index”). The Index is a tradable index with 100 equally-weighted underlying single-name credit default swaps (“CDS”). Each underlying CDS references an issuer whose bonds trade in the secondary corporate bond market.
The Fund can either buy the Index (take on credit exposure) or sell the Index (pass credit exposure to a counterparty). In either case, the Fund is in essence taking a macro view of the market as a whole rather than on a particular issuer.
To compensate investors for the change in the value of the Index over time, an upfront payment is made at the time of a trade to account for the change in the present value of the Index since inception. The payment is the difference between par (or 100) and the amount of the purchase price, plus or minus (depending on whether the Fund is a buyer or seller of the Index) accrued interest. Each version of the Index launches with a fixed coupon which the seller of the Index pays quarterly (and the buyer of the Index receives quarterly). The amount of payments received or paid is the coupon times the notional amount.
Investments in Index may involve greater risks than if the Fund had invested in the reference obligation directly. The Fund will not engage in these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund.
Credit Default Swaps
To the extent consistent with the Fund’s prospectus, the Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.
Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose credit-worthiness is believed by the Investment Adviser to be equivalent to such rating.
A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously
24  |  Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2008	Highland Credit Strategies Fund
received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage as certain other leveraged transactions, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. As of June 30, 2008, there were seven credit default swaps outstanding. In these transactions, the Fund was the buyer of protection in six transactions with a notional value of $31 million and the seller of protection in one transaction with a notional value of $5 million. Cash of $446,116, held with the broker, is included in restricted cash on the Statement of Assets and Liabilities.
Senior Loan Based Derivatives
Effective May 24, 2007, the Fund entered into an agreement with Barclays Bank PLC (“Barclays”), in the form of a transaction structured as a non-recourse, static total return swap (the “Swap”).
Generally, a total return swap is a two-party agreement under which an agreement is made to exchange returns from predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount”, which is valued monthly according to the valuation policy mentioned above to determine each party’s obligation under the contract.
In the Swap, Barclays has agreed to make payments of the total return (income and capital appreciation) from the designated underlying asset(s) during a specified period of time in return for receiving payments from the Fund based on a reference rate, the London Interbank Offered Rate, or (“LIBOR”), plus a spread calculated on the notional amount of the assets in the Swap.
As the Swap is non-recourse, no additional collateral is required to be posted other than the amount posted at the inception of the transaction and the Fund has no liability under the Swap other than the collateral it has posted. The Fund may, however, at its own discretion post additional collateral as market movements decrease the value of the underlying loans to preserve its ability to recognize any future potential upside appreciation.
As of June 30, 2008, the notional amount of the Swaps was $163,874,305, and consisted of exposure to senior loans of 39 issuers, in 20 industries.
Cash of $39,276,131 held as collateral for the Swaps is included in restricted cash on the Statement of Assets and Liabilities. Mark-to-market is recorded as unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities and net settlement payments are recorded as unrealized gain/(loss) on the Statement of Operations.
Income Recognition
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.
In July 2006, FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the SEC delayed the required implementation date of FIN 48 for management investment companies until June 29, 2007. As of June 29, 2007, the Fund adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.
Distributions to Shareholders
The Fund plans to pay distributions monthly and capital gain distributions annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and
Semi-Annual Report  |  25

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2008	Highland Credit Strategies Fund
foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank.
Additional Accounting Standards
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006, the past two tax years ends, were as follows:

Distributions paid from:	2008	2007
Ordinary income*	$67,311,307	$20,704,560
Long-term capital gains	—	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
As of December 31, 2007, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term	Net Unrealized
Income	Capital Gains	(Depreciation)*
$9,794,646	$1,024,735	$(47,531,588)

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.
Unrealized appreciation and depreciation at June 30, 2008, based on cost of investments for U.S. federal income tax purposes and excluding any unrealized appreciation/ (depreciation) from changes in the value of other assets and liabilities resulting from changes in exchange rates was:

Unrealized appreciation	$12,270,652
Unrealized depreciation	(148,868,652)

Net unrealized depreciation	$(136,598,000)

Note 4. Investment Advisory, Administration, and Trustee Fees
Investment Advisory Fee
The Investment Adviser to the Fund and receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.
Administration Fee
The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc. The Investment Adviser pays PNC directly for these sub-administration services.
Fees Paid to Officers and Trustees
Effective January 1, 2008, each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and a business development company advised by the Investment Adviser as of the date of this semi-annual report.
Prior to January 1, 2008, each Independent Trustee received an annual retainer of $25,000 from the Fund for services provided as Trustee of the Fund, and also received compensation from other portfolios in the Highland Fund Complex.
26   |  Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2008	Highland Credit Strategies
The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.
Note 5. Fund Information
For the six months ended June 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $415,755,041 and $244,243,326, respectively.
Note 6. Senior Loan Participation Commitments
The Fund may invest its assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”) the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation (the “Selling Participant”), not with the Borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry
At June 30, 2008, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value
Goldman Sachs Credit Partners L.P.:
Solutia, Inc.
Bridge Loan	$3,000,000	$2,958,750
Goldman Sachs Credit Partners L.P.:
SMG H5 Property Ltd. Facility A Term Loan	10,440,477	9,201,006
Citi London:
SMG H5 Property Ltd. Facility A Term Loan	12,500,000	11,016,028
Note 7. Loan Agreement
Effective August 25, 2006, the Fund entered into an amended and restated $380,000,000 Revolving Credit and Security Agreement (the “Credit Agreement”) with The Bank of Nova Scotia. The Credit Agreement amended and restated a prior credit agreement with the same lender.
At June 30, 2008, the Fund had outstanding borrowings under the prior credit agreement, totaling $315,000,000. The interest rate charged at June 30, 2008 was 2.81%. The average daily loan balance was $252,467,033 at a weighted average interest rate of 3.65% for the six months ended June 30, 2008. With respect to these borrowings, interest expense of $5,064,028 is included in the Statement of Operations.
The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement under Section 18(a) of the 1940 Act. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding as of the and asset coverage was as follows:

		Asset Coverage
	Total Amount	per $1,000 of
Date	Outstanding	Indebtedness
06/30/2008	$315,000,000	$3,112
12/31/2007	248,000,000	3,504
12/31/2006	285,000,000	3,429
Note 8. Securities Loans
The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund is also liable for any decreases in the value of the securities lending collateral. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of June 30, 2008, the Fund had no securities on loan.
Semi-Annual Report  |  27

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2008	Highland Credit Strategies Fund
Note 9. Unfunded Loan Commitments
As of June 30, 2008, the Fund had unfunded loan commitments of $9,331,382, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Unfunded
Loan
Borrower	Commitment
Comcorp Broadcasting, Inc.	$207,345
Fontainebleau Las Vegas LLC	666,667
Mobileserv Ltd	5,000,000
Sirva Worldwide, Inc.	1,457,370
Sorenson Communications, Inc.	2,000,000

$9,331,382

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of June 30, 2008, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $2,528,181. The net change in unrealized depreciation on unfunded transactions of $(895,174) is recorded in the Statement of Operations.
Note 10. Transactions in Securities of Affiliated Issuers
An affiliated issuer is a company in which the Fund has ownership of at least 5% of the outstanding voting securities. At June 30, 2008, the Fund owned $15,607,552 of senior loan notes of Broadstripe, purchased at a cost of $15,550,683 and $12,233,338 of senior loan notes of ComCorp Broadcasting, Inc., (“ComCorp”) purchased at a cost of $12,018,014. Broadstripe generated interest income of $502,521 and realized losses of $1,466 during the six-month period ended June 30, 2008. ComCorp generated interest income of $600,611 during the same period.
Note 11. Indemnification
The Fund has a variety of indemnification obligations under contracts with their service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Note 12. Disclosure of Significant Risks and Contingencies
Concentration Risk
The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.
Non-Payment Risk
Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment, and a potential decrease in the net asset value of the Fund.
Credit Risk
Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.
Illiquidity of Investments Risk
The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.
Troubled, Distressed or Bankrupt Companies Risk
The Fund invests in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently risky. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.
Leverage Risk
The Fund currently uses leverage through borrowings from a credit facility, and may also use leverage through the issuances of preferred shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to substantial risks of loss.
Foreign Securities Risk
Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including

28 | Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2008	Highland Credit Strategies Fund
fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.
Emerging Markets Risk
Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in foreign securities to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory axation, nationalization, and less social political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.
Derivatives Risk
Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use derivative transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which can not be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.
Investments in Swaps Risk
Investments in swaps involve the exchange with another party of their respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Fund may enter into total return swaps, credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options.
Short Equity and Bond Sales Risk
Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. The Fund will profit from declines in the market prices of securities sold short to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase.
Note 13. 2008 Annual Shareholder Meeting Voting Results
At an Annual Meeting of the shareholders originally scheduled for June 6, 2008 and adjourned until June 10, 2008 (the “Meeting”), the shareholders were asked to vote on the election of two Trustees to the Board. On April 14, 2008 the record date of the Meeting, the Fund had 46,056,166 Common Shares (“Shares”) issued and outstanding. A quorum of the Shares issued and outstanding was present at the Meeting, and each nominee was elected with a majority of the Shares. The results were as follows:
Proposal - Election of Class II Trustees—Common Shares

	Shares	Percentage	Shares With	Percentage
	Voted	of Shares	Authority	of Shares
Name	For	Voted	Withheld	Voted
Timothy K. Hui	41,458,241.478	97.743%	957,197.000	2.257%
Scott F. Kavanaugh	41,485,518.478	97.808%	929,920.000	2.192%
Messrs. R. Joseph Dougherty, James Leary and Bryan Ward continue to serve as Trustees of the Fund.
Note 14. Subsequent Events
On July 18, 2008, the Fund issued 9,471,694 shares, in exchange for 30,874,699 shares of Prospect Street High Income Portfolio Inc. (“PHY”) and 9,947,104 shares of Prospect Street Income Shares Inc. (“CNN”) to acquire PHY and CNN net assets in a tax-free exchange approved by the Board of Directors of each acquired fund. The net assets of the Fund, PHY, and CNN were $641,375,543, $81,723,341, and $51,597,841, respectively. As part of PHY and CNN shareholders approving the tax-free exchange, Highland agreed to annually waive $1,232,025 in advisory and administration fees for a period of two years from the closing date of the reorganization.

Semi-Annual Report | 29

ADDITIONAL INFORMATION (unaudited)

June 30, 2008	Highland Credit Strategies Fund
Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting the Plan Agent, all dividends declared for your Common Shares of the Fund will be automatically reinvested by PNC (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by PNC, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting PNC, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional Common Shares of the Fund for you.
The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.
If, on the payment date for any dividend, the market price per Common Share plus estimated brokerage commissions is greater than the net asset value per Common Share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued Common Shares, including fractions, on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.
If, on the payment date for any dividend, the net asset value per Common Share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market

30 | Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2008	Highland Credit Strategies Fund
purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the net asset value per Common Share at the close of business on the last purchase date; provided that, if the net asset value per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence concerning the Plan should be directed to the Plan Agent at PNC, 301 Bellevue Parkway, Wilmington, Delaware 19809; telephone (877) 665-1287.
Approval of Investment Advisory Agreement
The Fund has retained the Investment Adviser to manage its assets pursuant to an Investment Advisory Agreement with the Investment Adviser (the “Advisory Agreement”), which has been approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”).
Following an initial term of two years, the Advisory Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.
At a meeting held on March 7, 2008, the Board, as requested through Fund counsel and its independent legal counsel, received from the Investment Adviser, various written materials, including: (1) information confirming the financial soundness of the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s fee schedule and operating expenses compare to (i) other registered investment companies and private funds that follow investment strategies similar to those of the Fund, and (ii) other private and registered pooled investment vehicles or accounts managed by the Investment Adviser, as well as the performance of such vehicles and accounts; (5) information regarding brokerage and portfolio transactions; and (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. The Trustees reviewed and considered various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and other relevant information and factors, including the following:
The nature, extent, and quality of the services provided by the Investment Adviser
The Trustees considered the portfolio management services provided by the Investment Adviser and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. They discussed the experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. They also reviewed and discussed the Investment Adviser’s compliance policies and procedures. The Trustees concluded that the Investment Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement and that the nature and quality of such advisory services are satisfactory.

Semi-Annual Report | 31

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2008	Highland Credit Strategies Fund
The Investment Adviser’s historical performance in managing the fund
The Trustees reviewed the Investment Adviser’s historical performance in managing the Fund over various time periods ended December 31, 2007. They contrasted this performance versus that of the Fund’s peers, certain Credit Suisse/ Tremont Hedge Fund Indices, the Credit Suisse Distressed Leveraged Loan Index, the Standard & Poor’s 500 Index and the Lipper Long/Short Equity Funds peer group. The Trustees were satisfied with the Investment Adviser’s historical performance in managing the Fund.
The costs of the services to be provided by the Investment Adviser and the profits realized by the Investment Adviser and its Affiliates from the relationship with the Fund
The Trustees also gave substantial consideration to the fees payable under the Advisory Agreement, including: (1) the annual fee as a portion of the Fund’s Managed Assets paid to the Investment Adviser under the Advisory Agreement and the administration agreement between the Fund and the Investment Adviser; (2) the expenses the Investment Adviser incurs in providing advisory services; and (3) a comparison of the fees payable to the Investment Adviser under the Advisory Agreement to fees payable either to the Investment Adviser by other funds or to other investment advisers serving other closed-end companies with similar investment programs to that of the Fund. After such review, the Trustees determined that the costs of the services to the Fund and the profitability rate of the Investment Adviser with respect to the Advisory Agreement were fair and reasonable.
The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of Scale for the benefit of shareholders
The Trustees considered the asset level of the Fund, the information provided by the Investment Adviser relating to its costs, and information comparing the fee rate charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees considered whether breakpoints in the fee under the Advisory Agreement would be appropriate in light of the assets and structure of the Fund and concluded that the current fee structure is reasonable and appropriate.
Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that in considering the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Board of Trustees determined that the Advisory Agreement, including the advisory fee paid to the Investment Adviser under the Advisory Agreement, are fair and reasonable to the Fund in light of the services that the Investment Adviser provides, its costs and the Fund’s asset levels and concluded that the Advisory Agreement should be continued for another year.

32 | Semi-Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT
Investment Adviser
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860
Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201
Fund Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110
This report has been prepared for shareholders of Highland Credit Strategies Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 and additional reports will be sent to you.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.
The Statement of Additional Information includes additional information about the Fund’s Board of Trustees and is available upon request without charge by calling 1-877-665-1287.

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Highland Credit Strategies Fund ~ HCF	Semi-Annual Report - June 30, 2008

www.highlandfunds.com	HLC-HCF SEMI-06/08

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Effective April 1, 2008, Brad Borud was appointed portfolio manager of Prospect Street® Income Shares Inc.
Brad Borud - Mr. Borud is a Partner, Senior Trader and Chief Investment Officer—Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.
The following table provide information about the funds and accounts, other than the Fund, for which Mr. Borud is primarily responsible for the day-to-day portfolio management as of June 30, 2008.
Brad Borud

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	16	$6,170	2	$279
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
Potential Conflicts of Interests
Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.
The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may similarly serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
Compensation Structure of Portfolio Manager(s) or Management Team Members
Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the “Option It Plan” and the “Long-Term Incentive Plan.”
Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:
Option It Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of Highland so as to promote the success of the Fund.
Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating employees based on the increased value of Highland.
Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.
Disclosure of Securities Ownership
The following table sets forth the dollar range of equity securities beneficially owned by Mr. Borud in the Fund as of June 30, 2008.

Dollar Ranges of Equity Securities Beneficially Owned by
Name of Portfolio Manager	Portfolio Manager
` Brad Borud	$ 0
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

	(a) Total
	Number of		(c) Total Number of Shares	(d) Maximum Number (or
	Shares (or	(b) Average	(or Units) Purchased as Part	Approximate Dollar Value) of Shares
	Units)	Price Paid per	of Publicly Announced Plans	(or Units) that May Yet Be Purchased
Period	Purchased	Share (or Unit)	or Programs	Under the Plans or Programs
1-1-08 - 1-31-08	11,670	14.11	11,670	46,056,165
2-1-08 - 2-29-08	33,815	13.808	33,815	46,056,165
3-1-08 - 3-31-08	30,753	13.5295	30,753	46,056,165
4-1-08 - 4-30-08	27,339	14.0471	27,339	46,056,165
5-1-08 - 5-31-08	28,648	14.3701	28,648	46,056,165

	(a) Total
	Number of		(c) Total Number of Shares	(d) Maximum Number (or
	Shares (or	(b) Average	(or Units) Purchased as Part	Approximate Dollar Value) of Shares
	Units)	Price Paid per	of Publicly Announced Plans	(or Units) that May Yet Be Purchased
Period	Purchased	Share (or Unit)	or Programs	Under the Plans or Programs
6-1-08 - 6-30-08	30,588	13.3667	30,588	46,056,165
Total	162,813		162,813	46,056,165
Note: all purchases were made in the open market.
a.	The date each plan or program was announced: Purchases were made pursuant to an Automatic Dividend Reinvestment Plan that was last filed with the SEC on June 21, 2006

b.	The dollar amount (or share or unit amount) approved: NONE

c.	The expiration date (if any) of each plan or program: NONE

d.	Each plan or program that has expired during the period covered by the table: NONE
Item 10. Submission of Matters to a Vote of Security Holders.
On April 16, 2007 the Board of Trustees of the Fund approved changes to the Nominating Committee Charter, including the addition of Annex A which provides procedures for shareholders to propose nominations for Trustee candidates.
ANNEX A
NOMINATING COMMITTEE POLICY REGARDING
SELECTION / RECOMMENDATION OF TRUSTEE NOMINEES
A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:
1.	A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that beneficially owned, in the aggregate, more than 5% of the Fund’s voting common shares, with each of the shares used to calculate that ownership held for at least one year as of the date the recommendation was made, may submit one candidate to the Committee for consideration at an annual meeting of shareholders.

2.	The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the date of the Fund’s proxy statement released to shareholders in connection with the previous year’s annual meeting. If, however, the Fund did not hold an annual meeting in the previous year, or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before the Fund begins to print and mail its proxy materials.

4.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees of the Fund; (E) whether the Nominating Shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a Trustee or senior officer of public companies, Trusteeships/trusteeships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a Trustees’ questionnaire if elected; (iv) the Nominating Shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. “Associated Person of the Nominating Shareholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (v) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Shareholder or (b) any person required to be identified pursuant to clause (v).
The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Highland Credit Strategies Fund

By (Signature and Title)*	/s/ James D. Dondero
James D. Dondero, Chief Executive Officer and President
(principal executive officer)

Date September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Dondero
James D. Dondero, Chief Executive Officer and President
(principal executive officer)

Date September 4, 2008

By (Signature and Title)*	/s/ M. Jason Blackburn
M. Jason Blackburn, Chief Financial Officer, Treasurer and Secretary
(principal financial officer)

Date September 4, 2008

*	Print the name and title of each signing officer under his or her signature.